                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        November 30, 2000
                                                 -------------------------------

                       Philips International Realty Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                        000-23463              13-3963667
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
 incorporation)                                              Identification No.)

                     417 Fifth Avenue, New York, N.Y. 10016
--------------------------------------------------------------------------------
   (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code            212-545-1100
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name or former address, if changed since last report)

Philips International Realty Corp. pursuant to the requirements of the Securities Exchange Act of 1934, as amended, hereby amends the following item of its Current Report on Form 8-K dated November 30, 2000 (filed with the Securities and Exchange Commission on December 15, 2000), as set forth in the pages attached hereto:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b) Pro forma financial information relative to the sales reported on Form 8-K dated November 30, 2000 filed herewith is as follows:

                                                                            Page

           Pro forma Condensed Consolidated Balance
           Sheet as of September 30, 2000 (Unaudited)                        5

           Pro forma Condensed Consolidated Statement
           of  Income for the Year Ended December 31, 1999
           (Unaudited)                                                       6

           Pro forma Condensed Consolidated Statement of
           Income for the Nine Months Ended September 30, 2000
           (Unaudited)                                                       7

           Notes to Pro Forma Condensed Consolidated
           Financial Statements (Unaudited)                                  8

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 30, 2001

                                            PHILIPS INTERNATIONAL REALTY CORP.

                                            (Registrant)


                                            By: /s/ Carl Kraus
                                                ------------------------------
                                                         Carl Kraus
                                                  Chief Financial Officer

                       PHILIPS INTERNATIONAL REALTY CORP.

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


         The accompanying Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2000 assumes the dispositions of the Properties and the related liquidating distribution had occurred as of such date. The accompanying Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 1999 and the Nine Months Ended September 30, 2000 assume such transactions had occurred as of January 1, 1999.


         The Pro Forma Condensed Consolidated Financial Statements have been prepared by the management of Philips International Realty Corp. These pro forma statements may not be indicative of the financial position at September 30, 2000 or the results of operations that would have actually occurred if the dispositions of the Properties had occurred as of January 1, 1999. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the financial information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and quarterly report on Form 10-Q for the period ended September 30, 2000 and the accompanying notes thereto.

                       PHILIPS INTERNATIONAL REALTY CORP.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000
                                   (Unaudited)






                                                                                               SALE OF
                                                                            HISTORIC          PROPERTIES         PRO FORMA
                                                                        -----------------  ----------------- ------------------

  ASSETS

Rental properties - net                                                    $ 212,435,124      $ 176,612,071       $ 35,823,053
Investments in and advances to real estate joint ventures                      3,762,603          3,762,603                  -
Cash and cash equivalents                                                     38,602,639         37,163,461          1,439,178
Accounts receivable                                                            8,423,014          7,671,877            751,137
Deferred charges and prepaid expenses                                          5,836,915          5,161,532            675,383
Other assets                                                                   1,255,211            498,549            756,662
                                                                        -----------------  ----------------- ------------------

Total Assets                                                               $ 270,315,506      $ 230,870,093       $ 39,445,413
                                                                        =================  ================= ==================

            LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
      Mortgages and notes payable                                          $ 147,253,319      $ 147,253,319       $          -
      Accounts payable and accrued expenses                                    4,469,047          2,499,885          1,969,162
      Dividends payable                                                                -                  -                  -
      Other liabilities                                                        1,988,771          1,869,908            118,863
                                                                        -----------------  ----------------- ------------------

Total Liabilities                                                            153,711,137        151,623,112          2,088,025
                                                                        -----------------  ----------------- ------------------

Minority interests in Operating Partnership                                   29,268,492         28,970,192            298,300
                                                                        -----------------  ----------------- ------------------

Shareholders' Equity

      Preferred Stock, $.01 par value; 30,000,000 shares authorized;
           no shares issued and outstanding                                            -                  -                  -
      Common Stock, $.01 par value; 150,000,000 shares authorized;
           7,340,474 shares issued and outstanding                                73,405                  -             73,405
      Additional paid in capital                                              92,668,007                  -         92,668,007
      Cumulative distributions in excess of net income                        (4,854,493)        50,276,789        (55,131,282)
                                                                        -----------------  ----------------- ------------------
                                                                              87,886,919         50,276,789         37,610,130
      Stock purchase loans receivable                                           (551,042)                 -           (551,042)
                                                                        -----------------  ----------------- ------------------

Total Shareholders' Equity                                                    87,335,877         50,276,789         37,059,088
                                                                        -----------------  ----------------- ------------------

Total Liabilities and Shareholders' Equity                                 $ 270,315,506      $ 230,870,093       $ 39,445,413
                                                                        =================  ================= ==================



                            See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999





                                                                                SALE OF           SALE OF
                                                                               PROPERTIES        PROPERTIES        PRO FORMA
                                                               HISTORIC       (JULY 2000)      (NOV./DEC. 2000)   (UNAUDITED)
                                                             --------------  ---------------  -----------------  --------------

Revenues from rental property                                 $ 42,457,222      $ 5,361,824       $ 34,113,278     $ 2,982,120
                                                             --------------  ---------------  -----------------  --------------

Expenses:
     Operating expenses                                          4,902,945          552,979          4,115,790         234,176
     Real estate taxes                                           6,319,382          952,107          4,941,330         425,945
     Management fees to affiliates                               1,228,451          128,332            980,340         119,779
     Interest expense                                            9,552,032        3,158,459          6,393,573               -
     Depreciation and amortization                               7,242,960          757,035          6,075,226         410,699
     General and administrative expenses                         2,775,488            1,779             22,170       2,751,539
                                                             --------------  ---------------  -----------------  --------------

                                                                32,021,258        5,550,691         22,528,429       3,942,138
                                                             --------------  ---------------  -----------------  --------------

     Operating income                                           10,435,964         (188,867)        11,584,849        (960,018)

Equity in net income (loss) of real estate joint ventures        2,432,494        1,192,227            (50,978)      1,291,245

Minority interests in income before extraordinary
  items of Operating Partnership                                (2,806,967)          38,449         (2,837,395)         (8,021)

Other income (expense), net                                     (1,725,281)      (1,155,995)        (1,025,272)        455,986
                                                             --------------  ---------------  -----------------  --------------

Income before extraordinary items                             $  8,336,210      $  (114,186)      $ 7,671,204      $   779,192
                                                             --------------  ---------------  -----------------  --------------



Basic and diluted income (loss) per common share:

     Income before extraordinary items                              $ 1.14                                              $ 0.11




                            See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                   (Unaudited)



                                                                                    SALE OF          SALE OF
                                                                                   PROPERTIES       PROPERTIES
                                                                   HISTORIC       (JULY 2000)    (NOV./DEC. 2000)    PRO FORMA
                                                                 --------------  --------------  -----------------  -------------

Revenues from rental property                                     $ 35,706,844     $ 5,092,973       $ 25,978,497    $ 4,635,374
                                                                 --------------  --------------  -----------------  -------------

Expenses:
     Operating expenses                                              4,437,033         588,352          3,334,375        514,306
     Real estate taxes                                               5,159,848         695,863          3,903,016        560,969
     Management fees to affiliates                                   1,059,361         108,766            770,679        179,916
     Interest expense                                                9,472,121       2,599,630          6,872,491              -
     Depreciation and amortization                                   5,446,427         345,100          4,602,986        498,341
     General and administrative expenses                             2,376,054           6,753            563,528      1,805,773
                                                                 --------------  --------------  -----------------  -------------

                                                                    27,950,844       4,344,464         20,047,075      3,559,305
                                                                 --------------  --------------  -----------------  -------------

     Operating income                                                7,756,000         748,509          5,931,422      1,076,069

Equity in net income (loss) of real estate joint ventures               10,581               -            (83,752)        94,333

Minority interests in income before extraordinary items
  of Operating Partnership                                          (2,129,728)       (188,551)        (1,922,239)       (18,938)

Other income (expense), net                                            688,070               8                  -        688,062
                                                                 --------------  --------------  -----------------  -------------
Income before extraordinary items                                 $ 6,324,923      $   559,966       $  3,925,431    $ 1,839,526
                                                                 --------------  --------------  -----------------  -------------



Basic and diluted income (loss) per common share:

     Income before extraordinary items                                  $ 0.86                                            $ 0.25







                            See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


1.       Basis of Presentation


            The Pro Forma amounts adjust the historic operating results for the year ended December 31, 1999 and the nine months ended September 30, 2000 to give effect to the July, November and December 2000 dispositions of the Properties, as if these transactions had been completed as of January 1, 1999. The accompanying Pro Forma Condensed Consolidated Balance Sheet assumes the dispositions of the Properties and the related liquidating distribution had been completed as of September 30, 2000.